                                                                   EXHIBIT 20.10

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                         MONTHLY SERVICER'S CERTIFICATE


       Accounting Date:                                January 31, 2000
                                                   --------------------
       Determination Date:                             February 7, 1999
                                                   --------------------
       Distribution Date:                             February 15, 1999
                                                   --------------------
       Monthly Period Ending:                          January 31, 2000
                                                   --------------------



       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.   Collection  Account  Summary

       Available Funds:
                  Payments Received                                               $15,311,410.80
                  Liquidation Proceeds (excluding Purchase Amounts)                $1,225,118.64
                  Current Monthly Advances                                            306,762.11
                  Amount of withdrawal, if any, from the Spread Account                    $0.00
                  Monthly Advance Recoveries                                         (338,116.64)
                  Purchase Amounts - Warranty and Administrative Receivables               $0.00
                  Purchase Amounts - Liquidated Receivables                                $0.00
                  Income from investment of funds in Trust Accounts                   $85,892.30
                                                                                  ---------------
       Total Available Funds                                                                           $16,591,067.21
                                                                                                       ==============

       Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                        $0.00
                  Backup Servicer Fee                                                      $0.00
                  Basic Servicing Fee                                                $413,391.31
                  Trustee and other fees                                                   $0.00
                  Class A-1 Interest Distributable Amount                                  $0.00
                  Class A-2 Interest Distributable Amount                            $237,776.68
                  Class A-3 Interest Distributable Amount                          $1,606,500.00
                  Noteholders' Principal Distributable Amount                     $12,467,583.21
                  Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                    $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)             $0.00
                  Spread Account Deposit                                           $1,865,816.01
                                                                                  ---------------
       Total Amounts Payable on Distribution Date                                                      $16,591,067.21
                                                                                                       ==============


                                 Page 1 (1998-C)

   II.   Available  Funds

         Collected Funds (see V)
                      Payments Received                                                      $15,311,410.80
                      Liquidation Proceeds (excluding Purchase Amounts)                       $1,225,118.64        $16,536,529.44
                                                                                             ---------------

         Purchase Amounts                                                                                                   $0.00

         Monthly Advances

                      Monthly Advances - current Monthly Period (net)                           ($31,354.53)
                      Monthly Advances - Outstanding Monthly Advances
                         not otherwise reimbursed to the Servicer                                     $0.00           ($31,354.53)
                                                                                             ---------------

         Income from investment of funds in Trust Accounts                                                             $85,892.30
                                                                                                                   --------------

         Available Funds                                                                                           $16,591,067.21
                                                                                                                   ==============

  III.   Amounts Payable on Distribution Date

         (i)(a)     Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                             $0.00

         (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

         (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                         $0.00

         (ii)       Accrued and unpaid fees (not otherwise paid by OFL or
                    the Servicer):
                      Owner Trustee                                                                   $0.00
                      Administrator                                                                   $0.00
                      Indenture Trustee                                                               $0.00
                      Indenture Collateral Agent                                                      $0.00
                      Lockbox Bank                                                                    $0.00
                      Custodian                                                                       $0.00
                      Backup Servicer                                                                 $0.00
                      Collateral Agent                                                                $0.00                 $0.00
                                                                                             ---------------

         (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                              $413,391.31

         (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

         (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                    reimbursed to Servicer)                                                                                 $0.00

         (iv)       Class A-1 Interest Distributable Amount                                                                 $0.00
                    Class A-2 Interest Distributable Amount                                                           $237,776.68
                    Class A-3 Interest Distributable Amount                                                         $1,606,500.00

         (v)        Noteholders' Principal Distributable Amount

                      Payable to Class A-1 Noteholders                                                                      $0.00
                      Payable to Class A-2 Noteholders                                                             $12,467,583.21
                      Payable to Class A-3 Noteholders                                                                      $0.00
                      Payable to Class A-4 Noteholders                                                                      $0.00
                      Payable to Class A-5 Noteholders                                                                      $0.00

         (vii)      Unpaid principal balance of the Class A-1 Notes after
                    deposit to the Note Distribution Account of any funds in
                    the Spread Account Class A-1 Holdback Subaccount (applies
                    only on the Class A-1 Final Scheduled Distribution Date)                                                $0.00

         (ix)       Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                                                     $0.00
                                                                                                                   --------------

                    Total amounts payable on Distribution Date                                                     $14,725,251.20
                                                                                                                   ==============


                                 Page 2 (1998-C)

 IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
       Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
       Class A-1 Maturity Shortfall

       Spread Account deposit:
               Amount of excess, if any, of Available Funds over total amounts
               payable (or amount of such excess up to the Spread Account Maximum Amount)                         $1,865,816.01

       Reserve Account Withdrawal on any Determination Date:
               Amount of excess, if any, of total amounts payable over Available
               Funds (excluding amounts payable under item (vii) of Section III)                                          $0.00

               Amount available for withdrawal from the Reserve Account
               (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the
               Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
               of Subsequent Receivables)                                                                                 $0.00

               (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over
               Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account Class A-1 Holdback Subaccount)
               to the extent of the funds available for withdrawal from in the
               Reserve Account, and deposited in the Collection Account.)

               Amount of withdrawal, if any, from the Reserve Account                                                     $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final
       Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class
               A-1 Notes exceeds (b) Available Funds after payment of amounts
               set forth in item (v) of Section III                                                                       $0.00

               Amount available in the Spread Account Class A-1 Holdback Subaccount                                       $0.00

               (The amount by which the remaining principal balance of the Class
               A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1 Holdback
               Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
               Noteholders)

               Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback Subaccount                        $0.00

       Deficiency Claim Amount:
               Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Spread Account
               Class A-1 Holdback Subaccount and Available Funds (on the Class
               A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1
               Notes after giving effect to payments made under items (v) and
               (vii) of Section III and pursuant to a withdrawal from the Spread
               Account Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:
               Amount of excess, if any, on the Distribution Date on or
               immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
               Amount, and the Class A-3 Prepayment Amount over (b) the amount
               on deposit in the Pre-Funding Account                                                                      $0.00

       Class A-1 Maturity Shortfall:
               Amount of excess, if any, on the Class A-1 Final Scheduled
               Distribution Date, of (a) the unpaid principal balance of the
               Class A-1 Notes over (b) the sum of the amounts deposited in the
               Note Distribution Account under item (v) and (vii) of Section III
               or pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount.                         $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
       Class A-1 Maturity Shortfall exists, the Trustee shall deliver a
       Deficiency Notice to the Collateral Agent, the Security Insurer, the
       Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
       Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Spread Account Class
       A-1 Maturity Shortfall.)


                                 Page 3 (1998-C)

  V.   Collected Funds

       Payments Received:
                        Supplemental Servicing Fees                                                   $0.00
                        Amount allocable to interest                                          $5,653,034.03
                        Amount allocable to principal                                         $9,658,376.77
                        Amount allocable to Insurance Add-On Amounts                                  $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                                 $0.00
                                                                                               -------------

       Total Payments Received                                                                                     $15,311,410.80

       Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables           1,244,298.51

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated
                           Receivables                                                           (19,179.87)
                                                                                               -------------

       Net Liquidation Proceeds                                                                                     $1,225,118.64

       Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                   $0.00
                        Amount allocable to interest                                                  $0.00
                        Amount allocable to principal                                                 $0.00
                        Amount allocable to Insurance Add-On Amounts                                  $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                $0.00                 $0.00
                                                                                               -------------       ---------------

       Total Collected Funds                                                                                       $16,536,529.44
                                                                                                                   ===============

 VI.   Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                              $0.00
                        Amount allocable to interest                                                  $0.00
                        Amount allocable to principal                                                 $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                $0.00

       Purchase Amounts - Administrative Receivables                                                                        $0.00
                        Amount allocable to interest                                                  $0.00
                        Amount allocable to principal                                                 $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                $0.00
                                                                                               -------------

       Total Purchase Amounts                                                                                               $0.00
                                                                                                                   ===============

 VII.  Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                   $716,578.68

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                        ($338,116.64)
                        Liquidation Proceeds                                                          $0.00
                        Purchase Amounts - Warranty Receivables                                       $0.00
                        Purchase Amounts - Administrative Receivables                                 $0.00
                                                                                               -------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                    ($338,116.64)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                   ($338,116.64)

       Remaining Outstanding Monthly Advances                                                                         $378,462.04

       Monthly Advances - current Monthly Period                                                                      $306,762.11
                                                                                                                   ---------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                     $685,224.15
                                                                                                                   ===============


                                 Page 4 (1998-C)

 VIII.   Calculation  of  Interest  and  Principal  Payments

         A. Calculation  of  Principal  Distribution  Amount

               Payments received allocable to principal                                                             $9,658,376.77
               Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables during the Monthly Period                           $2,809,206.44
               Purchase Amounts - Warranty Receivables allocable to principal                                               $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                         $0.00
               Amounts withdrawn from the Pre-Funding Account                                                               $0.00
               Cram Down Losses                                                                                             $0.00
                                                                                                                   --------------

               Principal Distribution Amount                                                                       $12,467,583.21
                                                                                                                   ==============

         B. Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of
                 principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

               Multiplied by the Class A-1 Interest Rate                                             5.4700%

               Multiplied by actual days in the period or in the case of the
                 first Distribution Date, by 23/360                                              0.07777778                 $0.00
                                                                                            ----------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           -
                                                                                                                   --------------

               Class A-1 Interest Distributable Amount                                                                      $0.00
                                                                                                                   ==============

         C. Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of
                 principal to Class A-2 Noteholders on such Distribution Date)               $56,855,657.30

               Multiplied by the Class A-2 Interest Rate                                              5.377%

               Multiplied by actual days in the period or in the case of the
                 first Distribution Date, by 23/360                                              0.07777778           $237,776.68
                                                                                            ----------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           -
                                                                                                                   --------------

               Class A-2 Interest Distributable Amount                                                                $237,776.68
                                                                                                                   ==============

         D. Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of
                 principal to Class A-3 Noteholders on such Distribution Date)              $340,000,000.00

               Multiplied by the Class A-3 Interest Rate                                              5.670%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                 by 23/360                                                                       0.08333333         $1,606,500.00
                                                                                            ----------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                       $0.00
                                                                                                                   --------------

               Class A-3 Interest Distributable Amount                                                              $1,606,500.00
                                                                                                                   ==============


                                 Page 5 (1998-C)

G.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                      $0.00
         Class A-2 Interest Distributable Amount                                                $237,776.68
         Class A-3 Interest Distributable Amount                                              $1,606,500.00

         Noteholders' Interest Distributable Amount                                                                 $1,844,276.68
                                                                                                                   ==============

H.  Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                       $12,467,583.21

         Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
            Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
            preceding Distribution Date minus that portion of the Principal
            Distribution Amount applied to retire the Class A-1 Notes and (iii)
            for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
            Principal Balance (plus any funds remaining on deposit in the
            Pre-Funding Account) as of the Accounting Date for the preceding
            Distribution Date)                                                                       100.00%       $12,467,583.21
                                                                                             ---------------


         Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                   --------------

         Noteholders' Principal Distributable Amount                                                               $12,467,583.21
                                                                                                                   ==============

I.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
         until the principal balance of the Class A-1 Notes is reduced to zero)                                             $0.00
                                                                                                                   ==============

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-2 Notes (no portion of the Noteholders' Principal Distributable
         Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the
         entire Noteholders' Principal Distributable Amount)                                                       $12,467,583.21
                                                                                                                   ==============

IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Distribution Date, as
        of the Closing Date                                                                                                 $0.41

     Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
        Transfer Date (an amount equal to (a) $0 (the aggregate Principal
        Balance of Subsequent Receivables transferred to the Trust) plus (b)
        $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
        Pre-Funded Amount after giving effect to transfer of
        Subsequent Receivables over (ii) $0))                                                                               $0.00

     Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
        Account has been reduced to $100,000 or less as of the Distribution
        Date (see B below)                                                                                                 $0.00
                                                                                                                   --------------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date                                                                          $0.41
                                                                                             ---------------
                                                                                                                            $0.41
                                                                                                                   ==============


                                 Page 6 (1998-C)

         B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
            Pre-Funded Amount being reduced to $100,000 or less on any Distribution Date                                    $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                              $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                              $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                              $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                       $0.00
         Class A-2 Prepayment Premium                                                                                       $0.00
         Class A-3 Prepayment Premium                                                                                       $0.00

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes.

         Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
         (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360           5.5533%
         (y) (the Pre-Funded Amount on such Distribution Date)                                         0.00
         (z) (the number of days until the November 1998 Distribution Date))                              0
                                                                                                                                -
         Less the product of (x) 2.5% divided by 360,                                                  2.50%
         (y) the Pre-Funded Amount on such Distribution Date and,                                      0.00
         (z) the number of days until the November 1998 Distribution Date                                 0                 $0.00
                                                                                                                         --------


         Requisite Reserve Amount                                                                                           $0.00
                                                                                                                         ========

         Amount on deposit in the Reserve Account (other than the Spread Account
            Class A-1 Holdback Subaccount) as of the preceding Distribution Date or, in
            the case of the first Distribution Date, as of the Closing Date                                                 $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class A-1
            Holdback Subaccount) (which excess is to be deposited by the Indenture
            Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
            Account in respect of transfers of Subsequent Receivables)                                                      $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Spread Account Class A-1 Holdback Subaccount)
            over the Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee from amounts withdrawn from the Pre-Funding Account in
            respect of transfers of Subsequent Receivables)                                                                 $0.00

         Less: withdrawals from the Reserve Account (other than the Spread Account
            Class A-1 Holdback Subaccount) to cover the excess, if any, of total
            amount payable over Available Funds (see IV above)                                                              $0.00
                                                                                                                         --------

         Amount remaining on deposit in the Reserve Account (other than the Spread
            Account Class A-1 Holdback Subaccount) after the Distribution Date                                              $0.00
                                                                                                                         ========


                                 Page 7 (1998-C)

  XI.    Spread Account Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
            Closing Date, as applicable,                                                                                    $0.00

         Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
            Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a
            Subsequent Transfer Date preceding the Distribution Date))                                                          0

         Less withdrawal, if any, of amount from the Spread Account Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall
            (see IV above)                                                                                                  $0.00

         Less withdrawal, if any, of amount remaining in the Spread Account
            Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled
            Maturity Date after giving effect to any payment out of the Spread
            Account Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
            Shortfall (amount of withdrawal to be released by the Indenture
            Trustee)                                                                                                        $0.00
                                                                                                                         --------

         Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                           $0.00
                                                                                                                         ========

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period   $396,855,656.89
         Multiplied by Basic Servicing Fee Rate                                             1.25%
         Multiplied by months per year                                                0.08333333
                                                                                 ----------------

         Basic Servicing Fee                                                                        $413,391.31

         Less: Backup Servicer Fees                                                                       $0.00

         Supplemental Servicing Fees                                                                      $0.00
                                                                                                    -----------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $413,391.31
                                                                                                                  ===============

 XIII.   Information for Preparation of Statements to Noteholders

               a.  Aggregate principal balance of the Notes as of first day of
                     Monthly Period
                       Class A-1 Notes                                                                                      $0.00
                       Class A-2 Notes                                                                             $56,855,657.30
                       Class A-3 Notes                                                                            $340,000,000.00

               b.  Amount distributed to Noteholders allocable to principal
                       Class A-1 Notes                                                                                      $0.00
                       Class A-2 Notes                                                                             $12,467,583.21
                       Class A-3 Notes                                                                                      $0.00

               c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                       Class A-1 Notes                                                                                      $0.00
                       Class A-2 Notes                                                                             $44,388,074.09
                       Class A-3 Notes                                                                            $340,000,000.00

               d.  Interest distributed to Noteholders
                       Class A-1 Notes                                                                                      $0.00
                       Class A-2 Notes                                                                                $237,776.68
                       Class A-3 Notes                                                                              $1,606,500.00

               e.  1. Class A-1 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                   $0.00
                   2. Class A-2 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                   $0.00
                   3. Class A-3 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                   $0.00

               f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1. Reserve Account                                                                     $0.00
                   2. Spread Account Class A-1 Holdback Subaccount                                        $0.00
                   3. Claim on the Note Policy                                                            $0.00

               g.  Remaining Pre-Funded Amount                                                                              $0.41

               h.  Remaining Reserve Amount                                                                                 $0.00


                                 Page 8 (1998-C)

               i.  Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                        $0.00

               j.  Prepayment amounts
                        Class A-1 Prepayment Amount                                                                         $0.00
                        Class A-2 Prepayment Amount                                                                         $0.00
                        Class A-3 Prepayment Amount                                                                         $0.00

               k.  Prepayment Premiums
                        Class A-1 Prepayment Premium                                                                        $0.00
                        Class A-2 Prepayment Premium                                                                        $0.00
                        Class A-3 Prepayment Premium                                                                        $0.00

               l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and
                     other fees, if any, paid by the Trustee on behalf of the Trust                                   $413,391.31

               m.  Note Pool Factors (after giving effect to distributions on the
                     Distribution Date)
                        Class A-1 Notes                                                                                0.00000000
                        Class A-2 Notes                                                                                0.22880451
                        Class A-3 Notes                                                                                1.00000000


  XVI.   Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                           $599,999,999.59
                   Subsequent Receivables                                                                                       -
                                                                                                                  ---------------
                   Original Pool Balance at end of Monthly Period                                                 $599,999,999.59
                                                                                                                  ===============

                   Aggregate Principal Balance as of preceding Accounting Date                                    $396,855,656.89
                   Aggregate Principal Balance as of current Accounting Date                                      $384,388,073.68

       Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                         Loan #                        Amount                           Loan #                      Amount
                         ------                        ------                           ------                      ------
                  see attached listing              2,809,206.44                 see attached listing                           -
                                                           $0.00                                                            $0.00
                                                           $0.00                                                            $0.00
                                                   -------------                                                           ------
                                                   $2,809,206.44                                                            $0.00
                                                   =============                                                           ======

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all Receivables
           delinquent more than 30 days with respect to all or any portion of a
           Scheduled Payment as of the Accounting Date                                          24,533,316.65

         Aggregate Principal Balance as of the Accounting Date                                $384,388,073.68
                                                                                              ---------------

         Delinquency Ratio                                                                                             6.38243440%
                                                                                                                      ===========

      IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                               ARCADIA  FINANCIAL  LTD.

                               By:
                                  ---------------------------------------------
                               Name: Scott R. Fjellman
                                     ------------------------------------------
                               Title: Vice President / Securitization
                                      -----------------------------------------


                                 Page 9 (1998-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING JANUARY 31, 2000

   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                        $600,000,000

                        AGE OF POOL (IN MONTHS)                                            17

  II.    Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                             $24,533,316.65

         Aggregate Principal Balance as of the Accounting Date                                  $384,388,073.68
                                                                                                ----------------

         Delinquency Ratio                                                                                              6.38243440%
                                                                                                                    ===============


  III.   Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                              6.38243440%

         Delinquency ratio - preceding Determination Date                                            6.63923061%

         Delinquency ratio - second preceding Determination Date                                     6.08430700%
                                                                                                ----------------


         Average Delinquency Ratio                                                                                      6.36865734%
                                                                                                                    ===============


  IV.    Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                         $35,793,163.72

              Add:  Sum of Principal Balances (as of the Accounting Date)
                      of Receivables that became Liquidated Receivables
                      during the Monthly Period or that became Purchased
                      Receivables during Monthly Period (if delinquent more
                      than 30 days with respect to any portion of a Scheduled
                      Payment at time of purchase)                                                                   $2,809,206.44
                                                                                                                    ---------------

         Cumulative balance of defaults as of the current Accounting Date                                           $38,602,370.16

                    Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                                     6,669,651.69

                                    Percentage of 90+ day delinquencies
                                       applied to defaults                                               100.00%     $6,669,651.69
                                                                                                ----------------    ---------------

         Cumulative balance of defaults and 90+ day delinquencies as of
            the current Accounting Date                                                                             $45,272,021.85
                                                                                                                    ===============

   V.    Cumulative Default Rate as a % of Original Principal Balance
            (plus 90+ day delinquencies)

         Cumulative Default Rate - current Determination Date                                         7.5453370%

         Cumulative Default Rate - preceding Determination Date                                       7.0131234%

         Cumulative Default Rate - second preceding Determination Date                                6.4871502%


                                 Page 1 (1998-C)

   VI.   Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                 $16,321,839.04

                   Add: Aggregate of Principal Balances as of the Accounting
                           Date (plus accrued and unpaid interest thereon to the
                           end of the Monthly Period) of all Receivables that
                           became Liquidated Receivables or that became
                           Purchased Receivables and that were delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment as of the Accounting Date                        $2,809,206.44
                                                                                             ---------------

                        Liquidation Proceeds received by the Trust                           ($1,225,118.64)        $1,584,087.80
                                                                                             ---------------       ---------------

         Cumulative net losses as of the current Accounting Date                                                   $17,905,926.84

                   Sum of Principal Balances (as of the Accounting Date)
                     of 90+ day delinquencies                                                 $6,669,651.69

                                  Percentage of 90+ day delinquencies
                                     applied to losses                                                50.00%        $3,334,825.85
                                                                                              --------------       ---------------

         Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                         $21,240,752.69
                                                                                                                   ===============



  VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                          3.5401254%

         Cumulative Net Loss Rate - preceding Determination Date                                                        3.2441046%

         Cumulative Net Loss Rate - second preceding Determination Date                                                 2.9455994%

 VIII.   Classic/Premier Loan Detail

                                                                 Classic              Premier               Total
                                                                 -------              -------               -----
         Aggregate Loan Balance, Beginning                    280,963,839.65      $115,891,817.24      $396,855,656.89
           Subsequent deliveries of Receivables                                                                   0.00
           Prepayments                                        ($2,422,066.33)       (1,449,585.26)       (3,871,651.59)
           Normal loan payments                               ($3,982,925.48)       (1,803,799.70)       (5,786,725.18)
           Liquidated Receivables                             ($2,048,603.96)         (760,602.48)       (2,809,206.44)
           Administrative and Warranty Receivables                      0.00                                      0.00
                                                             ----------------     ----------------     ----------------
         Aggregate Loan Balance, Ending                      $272,510,243.88      $111,877,829.80      $384,388,073.68
                                                             ================     ================     ================

         Delinquencies                                        $19,932,694.73         4,600,621.92       $24,533,316.65
         Recoveries                                              $882,945.35          $342,173.29        $1,225,118.64
         Net Losses                                             1,165,658.61           418,429.19        $1,584,087.80

 VIII.   Other Information Provided to FSA

         A.  Credit Enhancement Fee information:

             Aggregate Principal Balance as of the Accounting Date                         $384,388,073.68
             Multiplied by:  Credit Enhancement Fee  (33 bp's) * (30/360)                           0.0275%
                                                                                           ----------------
                                  Amount due for current period                                                      $105,706.72
                                                                                                                  ==============


         B.  Dollar amount of loans that prepaid during the Monthly Period                                         $3,871,651.59
                                                                                                                  ==============

             Percentage of loans that prepaid during the Monthly Period                                               1.00722469%
                                                                                                                  ==============


                                 Page 2 (1998-C)

  IX.    Spread Account Information                                                            $                         %

         Beginning Balance                                                               $35,717,009.16             9.29191398%

         Deposit to the Spread Account                                                    $1,865,816.01             0.48539904%
         Spread Account Additional Deposit                                                        $0.00             0.00000000%
         Withdrawal from the Spread Account                                                 ($31,305.67)           -0.00814429%
         Disbursements of Excess                                                         ($3,179,938.38)           -0.82727290%
         Interest earnings on Spread Account                                                $223,345.54             0.05810418%
                                                                                         ---------------           ------------

         Ending Balance                                                                  $34,594,926.67             9.00000000%
                                                                                         ===============           ============


         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Arcadia Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association            $34,594,926.67             9.00000000%
                                                                                         ===============           ============


   X.    Trigger Events

         Cumulative Loss and Default Triggers as of September 1, 1998

                                   Loss                  Default               Loss Event          Default Event
             Month             Performance             Performance             of Default           of Default
         -----------------------------------------------------------------------------------------------------------
               3                  1.05%                   2.11%                   1.33%                2.66%
               6                  2.11%                   4.21%                   2.66%                5.32%
               9                  3.05%                   6.10%                   3.85%                7.71%
              12                  3.90%                   7.79%                   4.92%                9.84%
              15                  5.02%                  10.03%                   6.34%               12.68%
              18                  6.04%                  12.07%                   7.63%               15.25%
              21                  6.93%                  13.85%                   8.75%               17.50%
              24                  7.70%                  15.40%                   9.73%               19.45%
              27                  8.10%                  16.21%                  10.24%               20.47%
              30                  8.43%                  16.86%                  10.65%               21.29%
              33                  8.71%                  17.43%                  11.01%               22.01%
              36                  8.96%                  17.92%                  11.32%               22.63%
              39                  9.08%                  18.15%                  11.47%               22.93%
              42                  9.17%                  18.34%                  11.58%               23.16%
              45                  9.25%                  18.49%                  11.68%               23.36%
              48                  9.31%                  18.62%                  11.76%               23.52%
              51                  9.36%                  18.73%                  11.83%               23.65%
              54                  9.41%                  18.81%                  11.88%               23.76%
              57                  9.44%                  18.88%                  11.92%               23.84%
              60                  9.46%                  18.93%                  11.95%               23.91%
              63                  9.48%                  18.96%                  11.97%               23.95%
              66                  9.49%                  18.98%                  11.99%               23.98%
              69                  9.50%                  18.99%                  12.00%               23.99%
              72                  9.50%                  19.00%                  12.00%               24.00%
         -----------------------------------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 8.19%                                    Yes________      No___X_____

         Cumulative Default Rate (see above table)                                                   Yes________      No___X_____

         Cumulative Net Loss Rate (see above table)                                                  Yes________      No___X_____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                         Yes________      No___X_____

  XI.    Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                            Yes________      No___X_____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing            Yes________      No___X_____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                                       Yes________      No___X_____

         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                               ARCADIA  FINANCIAL  LTD.

                               By:
                                  ---------------------------------------------
                               Name: Scott R. Fjellman
                                     ------------------------------------------
                               Title: Vice President / Securitization
                                      -----------------------------------------


                                 Page 3 (1998-C)